EXHIBIT 10.4

SECOND AMENDMENT TO LEASE

This Second Amendment to Lease, dated as of January 23, 2003 (Second Amendment), between Ryan Rogers, LLC (Landlord) and D56, Inc. (Tenant).

WITNESSETH, that:

        WHEREAS, Ryan Companies US, Inc. (“Ryan”), the predecessor in interest to Landlord, and Tenant have entered into a Lease dated April 14, 1999 (Lease), whereby Landlord has leased to Tenant certain Premises located at Wilfred Lane North and Commerce Boulevard in the City of Rogers, County of Hennepin, State of Minnesota, consisting of the Premises, as such Premises are defined in the Lease; and

        WHEREAS, Ryan and Tenant have entered into Lease Amendment One dated April 28, 2000, amending the Lease; and

        NOW, THEREFORE, Landlord and Tenant desire and intend hereby to further amend the Lease as specifically hereinafter set forth and provided:

1.	In Section 5, on the bottom of page 13, in the subsection that begins with:

“The following shall be excluded from Operating Costs:”

Item A. shall be eliminated in its entirety and replaced with the following:

“A. Landlord’s costs and obligations under Section 7.A.”

        EXCEPT as expressly amended or supplemented herein, the Lease shall remain as amended by Lease Amendment One, and continue in full force and effect in all respects.

        IN WITNESS WHEREOF, this Second Amendment is hereby executed and delivered effective as of the date and year first above written.

LANDLORD:		Ryan Rogers, LLC

	BY:	/s/ [NAME ILLEGIBLE]

Its Manager

TENANT		D56, Inc.

	BY:	/s/ Timothy J. Schugel

	Its:	EVP & CFO

Consent by Guarantor

The undersigned, being the guarantor of the obligations of the Tenant under the Lease described above, does hereby consent to the foregoing Second Amendment to Lease.

Department 56, Inc.

By:		/s/ Timothy J. Schugel

	Its:	EVP & CFO